CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

(AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT)

I, Nina Gupta, President of RS Investment Trust (the “Registrant”), with respect to the report on Form N-CSR of RS Investment Trust for the period ended June 30, 2016, as filed with the Securities and Exchange Commission, hereby certify that:

1. The Report on Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: September 7, 2016	/s/ Nina Gupta
Nina Gupta, President
(Principal Executive Officer)

I, Shelly Chu, Treasurer of RS Investment Trust (the “Registrant”), with respect to the report on Form N-CSR of RS Investment Trust for the period ended June 30, 2016, as filed with the Securities and Exchange Commission, hereby certify that:

1. The Report on Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: September 7, 2016	/s/ Shelly Chu
Shelly Chu, Treasurer
(Principal Financial Officer)